Pursuant to Rules 497(k) and 497(e)

Registration No. 002-86188

ANCHOR SERIES TRUST

SA BlackRock Multi-Asset Income Portfolio

(the “Portfolio”)

Supplement dated October 10, 2019 to the Summary Prospectus,

Prospectus and Statement of Additional Information (“SAI”),

each dated May 1, 2019, as amended and supplemented to date

On October 4, 2019, the Board of Trustees (the “Board”) of Anchor Series Trust (the “Trust”) approved a Plan of Liquidation (“Plan”), subject to shareholder approval, to liquidate the Portfolio, a series of the Trust, and the submission of the Plan to contractholders of variable annuity contracts (“contractholders”) who have selected the Portfolio for investment through those contracts and therefore have a beneficial interest in shares of the Portfolio. Proxy materials describing the Plan will be mailed to contractholders and contractholders of record will have the right to provide voting instructions with respect to the Portfolio at a special meeting of shareholders to be held at a later date for the purpose of gaining shareholder approval of the Plan. If approved, the liquidation of the Portfolio (the “Liquidation”) is expected to occur on or about January 30, 2020, or such other date as an officer of the Trust shall determine (the “Liquidation Date”).

In order to convert all portfolio securities of the Portfolio to cash or cash equivalents in preparation for the Liquidation, the Portfolio is expected to deviate from its stated investment goal and investment strategies until it is liquidated on the Liquidation Date.

Any assets that remain in the Portfolio on the Liquidation Date will be automatically reinvested in shares of the Goldman Sachs Government Money Market Fund, a series of Goldman Sachs Variable Insurance Trust, in accordance with instructions from the insurance companies that sponsor the variable annuity contracts for which the Portfolio serves as an investment option.

Liquidation of Assets. Pursuant to the Plan, on the Liquidation Date, the Portfolio will distribute pro rata to the Portfolio’s shareholders of record, as of the close of business on the Liquidation Date, all of the remaining assets of the Portfolio in complete cancellation and redemption of all of the outstanding shares of beneficial interest of the Portfolio, less an estimated amount necessary to discharge (a) any unpaid liabilities and obligations of the Portfolio on the Portfolio’s books on the date of the first distribution, and (b) liabilities as the Board shall reasonably deem to exist against the assets of the Portfolio.

Purchases and Transfers into the Portfolio. Purchases and transfers into the Portfolio will not be accepted beginning on November 11, 2019, for those individuals who purchase a new variable annuity contract on or after this date. Purchases and transfers into the Portfolio will be accepted, however, until the Liquidation Date for existing contractholders. The Portfolio will continue to accept reinvestments of dividends and capital gain distributions from existing shareholders until the Liquidation Date. To the extent there are any dividend payments prior to the Liquidation Date, they will be automatically reinvested in additional shares of the Portfolio.

Transfers out of the Portfolio. Contractholders may transfer out of the Portfolio into any other investment option available under their respective contracts at any time prior to the Liquidation Date. Transfers out of the Portfolio prior to the Liquidation Date and transfers out of the Goldman Sachs Government Money Market Fund within 30 days after the Liquidation Date will not count as a transfer for purposes of transfer limitations under the contracts. Please see the Trust’s Prospectus for information about other funds available for investment that are offered by the Trust. Please see your product prospectus for more information on transfers, including any restrictions on transfers into the Portfolio before the Liquidation Date, and other investment options available under your contract.

U.S. Federal Income Tax Matters. Contractholders are not expected to incur any tax liability in connection with the Liquidation of the Portfolio. Certain limitations on the current deductibility of losses may apply. Please consult with your tax adviser for details.

Disclosure Changes. Assuming the Liquidation of the Portfolio occurs, all references to and related to the Portfolio and its subadviser, BlackRock Investment Management, LLC, in the Trust’s registration statement (including the Prospectus and the SAI) will be deleted effective upon the Liquidation Date.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Summary Prospectus, Prospectus and/or SAI.

This Supplement should be retained for future reference.

SCSP-03311Y-BMI1 (10/19)